(CENTERPOINT ENERGY LOGO)

                                                    For more information contact
                                                    MEDIA:
                                                    LETICIA LOWE
                                                    Phone 713.207.7702
                                                    INVESTORS:
                                                    MARLANNE PAULSEN
                                                    Phone 713.207.6500



FOR IMMEDIATE RELEASE                                                Page 1 of 5
--------------------------------------------------------------------------------
         CENTERPOINT ENERGY REPORTS IMPROVED THIRD QUARTER 2003 RESULTS
                        COMPANY RAISES 2003 EPS ESTIMATE

         HOUSTON - OCTOBER 21, 2003 - CenterPoint Energy, Inc. (NYSE: CNP) today reported income from continuing operations of $183 million, or $0.60 per diluted share for the quarter ended September 30, 2003. This compares to income from continuing operations of $162 million, or $0.54 per diluted share for the third quarter of 2002.

         The company's net income for the third quarter of 2003 was $182 million, or $0.59 per diluted share, compared to a loss of $4.1 billion, or $13.77 per diluted share, for the same period of 2002. During the third quarter of 2002, the company recorded a loss from discontinued operations of $4.3 billion primarily related to the distribution of Reliant Resources, Inc. (RRI) to CenterPoint Energy shareholders on September 30, 2002. RRI's historical results are also reported as discontinued operations.

         "I'm pleased to report improved operating results which reflect the continued strong performance of our core operating units and the significant contributions from Texas Genco and the ECOM true-up formula," said David McClanahan, president and chief executive officer of CenterPoint Energy. "I'm also pleased with the progress we continue to make operationally and in executing our strategy.

         "We have also further enhanced our financial flexibility and liquidity," said McClanahan. "We continued to access the capital markets during the third quarter, and so far this year we have raised over $3.5 billion. We used these proceeds to repay maturing debt, refinance higher coupon debt, pay down the company's bank facilities and enhance our liquidity."

         For the nine months ended September 30, 2003, income from continuing operations before cumulative effect of accounting change was $347 million, or $1.14 per diluted share, compared to $393 million, or $1.32 per diluted share for the same period of 2002.

         Net income for the nine months ended September 30, 2003 was $413 million, or $1.35 per diluted share compared to a loss of $3.9 billion, or $12.92 per diluted share for the first nine months of 2002. During the first nine months of 2003, the company recorded a gain of $80 million relating to the implementation of SFAS No. 143, "Accounting for Asset Retirement Obligations" and a $14 million loss from discontinued operations primarily related to the company's planned sale of its energy management services business. The first nine months of 2002 included a loss from discontinued operations of $4.3 billion primarily related the distribution of RRI stock to shareholders.

                                    - more -

(CENTERPOINT ENERGY LOGO)

                                                    For more information contact
                                                    MEDIA:
                                                    LETICIA LOWE
                                                    Phone 713.207.7702
                                                    INVESTORS:
                                                    MARLANNE PAULSEN
                                                    Phone 713.207.6500



FOR IMMEDIATE RELEASE                                                Page 2 of 5
--------------------------------------------------------------------------------
2003 OUTLOOK

Based on the year-to-date results of the company's core operating units, the significant contributions from Texas Genco and the ECOM true-up formula, and expectations of solid performance for the balance of the year, CenterPoint Energy raised its 2003 guidance for earnings from continuing operations to $1.30-$1.40 per diluted share from its prior guidance of $0.85 - $1.00 per diluted share.

THIRD QUARTER HIGHLIGHTS

The company's operating performance and cash flow for the third quarter of 2003 compared to the same period of 2002 were affected by:

     o improved operating income of $118 million from our 81 percent-owned subsidiary, Texas Genco Holdings, Inc. (NYSE:TGN), partially offset by an $18 million reduction in ECOM

     o continued customer growth with the addition of nearly 90,000 metered electric and gas customers since September of 2002, or an annualized 2 percent growth

     o an increase in revenues of $6 million from rate increases in the natural gas distribution operations

     o    an increase in interest expense of $53 million

     o    higher pension, employee benefit and insurance costs of $23 million

     o    a reduction in capital expenditures of $22 million

Significant events since the second quarter include:

     o raising $500 million in the capital markets and using the proceeds to reduce the company's bank credit facility to $2.35 billion

     o replacing the company's $2.35 billion bank credit facility with a new, lower-cost 3-year facility, composed of a $1.425 billion bank revolver and a $925 million term loan from institutional investors

OPERATING INCOME BY SEGMENT DETAILED

ELECTRIC TRANSMISSION & DISTRIBUTION

         The electric transmission & distribution segment reported operating income of $383 million in the third quarter of 2003 consisting of $161 million for the regulated electric transmission & distribution utility and non-cash operating income of $222 million associated with generation-related regulatory assets, or Excess Cost Over Market (ECOM), as described below. For the third quarter of 2002, operating income was $399 million, consisting of $159 million from the regulated electric transmission & distribution utility and non-cash operating income of $240 million associated with ECOM.

                                    - more -

(CENTERPOINT ENERGY LOGO)

                                                    For more information contact
                                                    MEDIA:
                                                    LETICIA LOWE
                                                    Phone 713.207.7702
                                                    INVESTORS:
                                                    MARLANNE PAULSEN
                                                    Phone 713.207.6500



FOR IMMEDIATE RELEASE                                                Page 3 of 5
--------------------------------------------------------------------------------

        The regulated electric transmission & distribution utility continues to benefit from solid customer growth. Revenues increased from the addition of over 50,000 metered customers since September 2002. Operating expenses increased from the comparable period of 2002 as higher pension and employee benefit expenses were partially offset by the absence of certain non-recurring expenses related to the transition to the deregulated market in 2002.

         Under the Texas electric restructuring law, a regulated utility may recover, in its 2004 stranded cost true-up proceeding, the difference between market prices received by its affiliated power generation company in the Texas Public Utility Commission (PUC) mandated auctions and the prices used in the ECOM model established by the PUC. During 2002 and 2003, this difference, referred to as ECOM, produces non-cash income and is recorded as a regulatory asset. Beginning in 2004, this ECOM calculation no longer applies. The reduction in ECOM of $18 million from 2002 to 2003 resulted primarily from an increase in capacity auction prices at Texas Genco.

         Operating income for the nine months ended September 30, 2003 was $823 million, consisting of $368 million from the regulated electric transmission & distribution utility and non-cash operating income of $455 million from ECOM. This compares to $927 million for the same period of 2002 consisting of $376 million from the regulated electric transmission & distribution utility and non-cash operating income of $551 million from ECOM.

ELECTRIC GENERATION

         Texas Genco owns over 14,000 MW of electric generation in Texas and sells capacity, energy, and ancillary services in the Texas electric market, primarily through capacity auctions. It reported operating income of $125 million for the third quarter of 2003 compared to operating income of $7 million for the same period of 2002.

         Wholesale electricity prices were much higher in 2003 due to substantially higher natural gas prices which led to increased capacity auction revenues for Texas Genco's baseload products. Energy revenues also increased, which more than offset an increase in fuel costs. Operation and maintenance expenses increased by $2 million due to higher pension and employee benefit expenses and costs associated with unplanned outages at Unit 1 of the South Texas Project nuclear facility and at Unit 8 of the W. A. Parish coal plant, which were partially offset by a reduction in technical support costs. Both units were returned to full service during the quarter. Texas Genco estimated that the added cost of replacement energy associated with the unplanned outages negatively impacted gross margin by approximately $35 million for the quarter. Texas Genco also indicated that some level of unplanned outages can be expected in the business.

         Operating income for the nine months ended September 30, 2003 was $158 million, compared to an operating loss of $74 million for the same period of 2002.

                                    - more -

(CENTERPOINT ENERGY LOGO)

                                                    For more information contact
                                                    MEDIA:
                                                    LETICIA LOWE
                                                    Phone 713.207.7702
                                                    INVESTORS:
                                                    MARLANNE PAULSEN
                                                    Phone 713.207.6500



FOR IMMEDIATE RELEASE                                                Page 4 of 5
--------------------------------------------------------------------------------
NATURAL GAS DISTRIBUTION

         The natural gas distribution segment reported an operating loss of $5 million for the third quarter of 2003 compared to the prior year's third quarter operating loss of $4 million. Due to seasonal impacts, operating results for the third quarter are typically the weakest of the year.

         Continued customer growth and higher revenues from rate increases implemented in 2002 did not completely offset higher expenses primarily related to increased pension and employee benefit expenses, depreciation and other taxes. In addition, the costs associated with a receivables facility, which was modified in November 2002, reduced operating income by $2 million, whereas prior to the amendment, these costs were included in interest expense.

         Operating income for the nine months ended September 30, 2003 was $146 million, compared to $114 million for the same period of 2002.

PIPELINES AND GATHERING

         The pipelines and gathering segment reported operating income of $39 million in the third quarter of 2003 compared to $43 million for the same period of 2002. The decline was primarily related to higher pension, employee benefit and other miscellaneous expenses.

         Operating income for the nine months ended September 30, 2003 was $124 million, compared to $119 million for the same period of 2002.

Other Operations

         The company's other operations reported operating income for the third quarter of 2003 of $7 million compared to an operating loss of $14 million for the same period of 2002. Operating income for the nine months ended September 30, 2003 was $5 million, compared to an operating loss of $13 million for the same period of 2002.

WEBCAST OF EARNINGS CONFERENCE CALL

         CenterPoint Energy's management will host an earnings conference call on Tuesday Oct. 21, 2003, at 10:30 a.m. Central time. Interested parties may listen to a live, audio broadcast of the conference call at www.CenterPointEnergy.com/investors/events. A replay of the call can be accessed approximately two hours after the completion of the call, and will be archived on the web site for at least one year.

         The management of Texas Genco, the company's 81 percent-owned subsidiary, will host an earnings conference call on Tuesday Oct. 21, 2003, at 9 a.m. Central time. Interested parties may listen to a live, audio broadcast of the conference call at www.txgenco.com/investor.html. A replay of the call can be accessed approximately two hours after the completion of the call, and will be archived on the web site for at least one year.

                                    - more -

(CENTERPOINT ENERGY LOGO)

                                                    For more information contact
                                                    MEDIA:
                                                    LETICIA LOWE
                                                    Phone 713.207.7702
                                                    INVESTORS:
                                                    MARLANNE PAULSEN
                                                    Phone 713.207.6500



FOR IMMEDIATE RELEASE                                                Page 5 of 5
--------------------------------------------------------------------------------

         CenterPoint Energy, Inc., headquartered in Houston, Texas, is a domestic energy delivery company that includes electric transmission & distribution, natural gas distribution and sales, interstate pipeline and gathering operations, and more than 14,000 megawatts of power generation in Texas. The company serves nearly five million metered customers primarily in Arkansas, Louisiana, Minnesota, Mississippi, Missouri, Oklahoma, and Texas. Assets total approximately $20 billion. CenterPoint Energy became the new holding company for the regulated operations of the former Reliant Energy, Incorporated in August 2002. With more than 11,000 employees, CenterPoint Energy and its predecessor companies have been in business for more than 130 years.

                                      *****

         This news release includes forward-looking statements. Actual events and results may differ materially from those projected. The statements in this news release regarding future financial performance and results of operations and other statements that are not historical facts are forward-looking statements. Factors that could affect actual results include the timing and impact of future regulatory and legislative decisions, effects of competition, weather variations, changes in CenterPoint Energy's or its subsidiaries' business plans, financial market conditions, the timing and extent of changes in commodity prices, particularly natural gas, the impact of unplanned facility outages and other factors discussed in CenterPoint Energy's and its subsidiaries' Form 10-Qs for the quarterly period ended June 30, 2003 and other filings with the Securities and Exchange Commission.

                                      -###-

                    CenterPoint Energy, Inc. and Subsidiaries
                      Statements of Consolidated Operations
                             (Thousands of Dollars)
                                   (Unaudited)

                                                                                 Quarter Ended                Nine Months Ended
                                                                                 September 30,                  September 30,
                                                                           --------------------------    --------------------------
                                                                              2003           2002           2003            2002
                                                                           -----------    -----------    -----------    -----------
Revenues:
  Electric Transmission & Distribution                                     $   653,438    $   660,342    $ 1,582,613    $ 1,756,744
  Electric Generation                                                          657,363        526,388      1,594,461      1,265,683
  Natural Gas Distribution                                                     897,392        680,917      3,912,719      2,657,512
  Pipelines and Gathering                                                       89,083         87,448        319,907        281,799
  Other Operations                                                               7,615          6,740         25,867         20,686
  Eliminations                                                                 (54,673)       (45,048)      (194,281)      (189,824)
                                                                           -----------    -----------    -----------    -----------
   Total                                                                     2,250,218      1,916,787      7,241,286      5,792,600
                                                                           -----------    -----------    -----------    -----------

Expenses:
  Fuel and cost of gas sold                                                  1,033,601        810,679      3,973,604      2,715,299
  Purchased power                                                               20,259         34,592         55,227         87,216
  Operation and maintenance                                                    392,172        385,484      1,198,133      1,145,951
  Depreciation and amortization                                                160,250        160,136        469,794        459,616
  Taxes other than income taxes                                                 95,212         94,565        288,747        311,850
                                                                           -----------    -----------    -----------    -----------
   Total                                                                     1,701,494      1,485,456      5,985,505      4,719,932
                                                                           -----------    -----------    -----------    -----------
Operating Income                                                               548,724        431,331      1,255,781      1,072,668
                                                                           -----------    -----------    -----------    -----------

Other Income (Expense) :
  Gain (loss) on AOL Time Warner investment                                    (21,207)       (82,189)        43,497       (530,000)
  Gain (loss) on indexed debt securities                                        17,040         86,622        (38,510)       508,578
  Interest                                                                    (236,957)      (170,270)      (676,038)      (427,870)
  Distribution on trust preferred securities                                        --        (13,898)       (27,797)       (41,647)
  Other - net                                                                    1,919          3,134          6,707         17,922
                                                                           -----------    -----------    -----------    -----------
   Total                                                                      (239,205)      (176,601)      (692,141)      (473,017)
                                                                           -----------    -----------    -----------    -----------

Income from Continuing Operations Before Income Taxes, Minority Interest
 and Cumulative Effect of Accounting Change                                    309,519        254,730        563,640        599,651

Income Tax Expense                                                            (110,799)       (92,835)      (196,254)      (206,748)
Minority Interest                                                              (15,686)            (8)       (19,915)            (4)
                                                                           -----------    -----------    -----------    -----------

Income from Continuing Operations Before Cumulative Effect of
 Accounting Change                                                             183,034        161,887        347,471        392,899

Discontinued Operations:
  Income from Reliant Resources, net of tax                                         --         47,708             --         82,157
  Income (loss) from Other Operations, net of tax                               (1,212)          (436)        (2,077)         1,352
  Loss on disposal of Reliant Resources                                             --     (4,333,652)            --     (4,333,652)
  Loss on disposal of Other Operations, net of tax                                 (97)            --        (12,086)            --
                                                                           -----------    -----------    -----------    -----------
   Total                                                                        (1,309)    (4,286,380)       (14,163)    (4,250,143)
                                                                           -----------    -----------    -----------    -----------

Cumulative Effect of Accounting Change, net of minority interest and tax            --             --         80,072             --
                                                                           -----------    -----------    -----------    -----------
Net Income (Loss) Attributable to Common Shareholders                      $   181,725    $(4,124,493)   $   413,380    $(3,857,244)
                                                                           ===========    ===========    ===========    ===========

    Reference is made to the Notes to the Consolidated Financial Statements contained in the Current Report on Form 8-K of
                  CenterPoint Energy, Inc. dated May 12, 2003.

                    CenterPoint Energy, Inc. and Subsidiaries
            Selected Data From Statements of Consolidated Operations
                (Thousands of Dollars, Except Per Share Amounts)
                                   (Unaudited)


                                                                            Quarter Ended                 Nine Months Ended
                                                                            September 30,                    September 30,
                                                                     ----------------------------   -------------------------------
                                                                         2003            2002           2003                2002
                                                                     ------------    ------------   ------------       ------------
Basic Earnings Per Common Share:
 Income from Continuing Operations before Cumulative Effect
  of Accounting Change                                               $       0.60    $       0.54   $       1.15       $       1.32
Discontinued Operations:
  Income from Reliant Resources, net of tax                                    --            0.16             --               0.28
  Income (Loss) from Other Operations, net of tax                              --              --          (0.01)                --
  Loss on Disposal of Reliant Resources                                        --          (14.50)            --             (14.56)
  Loss on Disposal of Other Operations, net of tax                             --              --          (0.04)                --
Cumulative Effect of Accounting Change, net of minority
  interest and tax                                                             --              --           0.26                 --
                                                                     ------------    ------------   ------------       ------------
Net Income (Loss) Attributable to Common Shareholders                $       0.60    $     (13.80)  $       1.36       $     (12.96)
                                                                     ============    ============   ============       ============

Diluted Earnings Per Common Share:
 Income from Continuing Operations before Cumulative Effect
  of Accounting Change                                               $       0.60    $       0.54   $       1.14       $       1.32
Discontinued Operations:
  Income from Reliant Resources, net of tax                                    --            0.16             --               0.27
  Income (Loss) from Other Operations, net of tax                           (0.01)             --          (0.01)                --
  Loss on Disposal of Reliant Resources                                        --          (14.47)            --             (14.51)
  Loss on Disposal of Other Operations, net of tax                             --              --          (0.04)                --
Cumulative Effect of Accounting Change, net of minority interest
  and tax                                                                      --              --           0.26                 --
                                                                     ------------    ------------   ------------       ------------
Net Income (Loss) Attributable to Common Shareholders                $       0.59    $     (13.77)  $       1.35       $     (12.92)
                                                                     ============    ============   ============       ============

Dividends Declared per Common Share                                  $         --(1) $       0.16   $       0.30(1)    $       0.91

Weighted Average Common Shares Outstanding (000):
- Basic                                                                   305,007         298,794        303,261            297,580
- Diluted                                                                 307,345         299,629        305,415            298,608

OPERATING INCOME (LOSS) BY SEGMENT

Electric Transmission & Distribution:
 Transmission & Distribution Operations                              $    161,199    $    158,723   $    368,153       $    376,321
 ECOM True-up                                                             221,502         240,325        454,783            551,110
                                                                     ------------    ------------   ------------       ------------
   Total Electric Transmission & Distribution                             382,701         399,048        822,936            927,431
Electric Generation                                                       124,546           6,712        157,474            (74,166)
Natural Gas Distribution                                                   (4,705)         (3,644)       145,807            114,051
Pipelines and Gathering                                                    39,022          42,826        124,271            118,752
Other Operations                                                            7,160         (13,611)         5,293            (13,400)
                                                                     ------------    ------------   ------------       ------------

Total                                                                $    548,724    $    431,331   $  1,255,781       $  1,072,668
                                                                     ============    ============   ============       ============

(1) The third quarter dividend of $0.10 per share was declared on June 18, 2003 and was paid on September 10, 2003.

          Reference is made to the Notes to the Consolidated Financial
      Statements contained in the Current Report on Form 8-K of CenterPoint
                        Energy, Inc. dated May 12, 2003.

                    CenterPoint Energy, Inc. and Subsidiaries
                        Results of Operations by Segment
                              (Millions of Dollars)
                                   (Unaudited)

                                                           ELECTRIC TRANSMISSION & DISTRIBUTION
                                    ---------------------------------------------------------------------------------------------
                                    Quarter Ended September 30,                     Nine Months Ended September 30,
                                    ---------------------------       % Diff        -------------------------------     % Diff
                                       2003            2002         Fav/(Unfav)          2003            2002         Fav/(Unfav)
                                    -----------     -----------     -----------       -----------     -----------     -----------
RESULTS OF OPERATIONS:
Operating Revenues:
  Electric revenues                 $       432     $       420               3%      $     1,128     $     1,206              (6%)
  ECOM true-up                              222             240              (8%)             455             551             (17%)
                                    -----------     -----------                       -----------     -----------
   Total Revenues                           654             660              (1%)           1,583           1,757             (10%)
                                    -----------     -----------                       -----------     -----------
Operating Expenses:
  Fuel and purchased power                   --              --              --                --              56             100%
  Operation and maintenance                 139             130              (7%)             398             401               1%
  Depreciation and amortization              70              75               7%              203             204              --
  Taxes other than income                    62              56             (11%)             159             169               6%
                                    -----------     -----------                       -----------     -----------
   Total                                    271             261              (4%)             760             830               8%
                                    -----------     -----------                       -----------     -----------
Operating Income                    $       383     $       399              (4%)     $       823     $       927             (11%)
                                    ===========     ===========                       ===========     ===========


ELECTRIC TRANSMISSION &                  Quarter Ended September 30,                 Nine Months Ended September 30,
DISTRIBUTION OPERATING DATA:             ----------------------------                -------------------------------
                                             2003             2002                        2003             2002
                                         -----------      -----------                 -----------      -----------
ACTUAL MWH DELIVERED
Residential                                8,134,198        7,966,132        2%        19,182,750       18,735,392             2%


WEATHER (AVERAGE FOR SERVICE AREA):
Percentage of normal:
  Cooling degree days                             96%              98%      (2%)             102%             102%             --
  Heating degree days                            n/a              n/a      n/a               111%              99%             12%

AVERAGE NUMBER OF METERED CUSTOMERS:
  Residential                              1,600,998        1,549,909        3%         1,587,976        1,540,302              3%
  Commercial and Industrial                  220,420          216,680        2%           221,049          213,245              4%
                                         -----------      -----------                  ----------       ----------
   Total                                   1,821,418        1,766,589        3%         1,809,025        1,753,547              3%
                                         ===========      ===========                  ==========       ==========


                                                                        ELECTRIC GENERATION
                                       --------------------------------------------------------------------------------------------
                                        Quarter Ended September 30,                 Nine Months Ended September 30,
                                       ----------------------------   % Diff         ------------     ------------      % Diff
                                           2003            2002       Fav/(Unfav)        2003            2002         Fav/(Unfav)
                                       ------------    ------------  ------------    ------------     ------------    ------------
RESULTS OF OPERATIONS:
Operating Revenues:
  Energy revenues                      $        404    $        346           17%    $      1,006     $        894              13%
  Capacity and other revenues                   253             180           41%             588              372              58%
                                       ------------    ------------                  ------------     ------------
   Total                                        657             526           25%           1,594            1,266              26%
                                       ------------    ------------                  ------------     ------------
Operating Expenses:
  Fuel and purchased power                      386             372           (4%)            978              901              (9%)
  Operation and maintenance                     100              98           (2%)            311              272             (14%)
  Depreciation and amortization                  41              39           (5%)            119              118              (1%)
  Taxes other than income                         5              10           50%              28               49              43%
                                       ------------    ------------                  ------------     ------------
   Total                                        532             519           (3%)          1,436            1,340              (7%)
                                       ------------    ------------                  ------------     ------------
Operating Income (Loss)                $        125    $          7            --    $        158     $        (74)            314%
                                       ============    ============                  ============     ============


PHYSICAL ELECTRIC GENERATION
POWER SALES (MWH)                        14,533,513      15,475,590           (6%)    36,327,349       41,922,693             (13%)


     Reference is made to the Notes to the Consolidated Financial Statements contained in the Current Report on Form 8-K of
                  CenterPoint Energy, Inc. dated May 12, 2003.

                    CenterPoint Energy, Inc. and Subsidiaries
                        Results of Operations by Segment
                              (Millions of Dollars)
                                   (Unaudited)


                                                                        NATURAL GAS DISTRIBUTION
                                          ---------------------------------------------------------------------------------------
                                          Quarter Ended September 30,                Nine Months Ended September 30,
                                          ---------------------------    % Diff      -------------------------------    % Diff
                                              2003          2002       Fav/(Unfav)       2003             2002        Fav/(Unfav)
                                          -----------     -----------  -----------    -----------      -----------    -----------
RESULTS OF OPERATIONS:
Operating Revenues                        $       897     $       681           32%   $     3,913      $     2,658             47%
                                          -----------     -----------                 -----------      -----------
Operating Expenses:
  Natural gas                                     713             509          (40%)        3,168            1,997            (59%)
  Operation and maintenance                       133             125           (6%)          417              381             (9%)
  Depreciation and amortization                    34              32           (6%)          101               94             (7%)
  Taxes other than income                          22              19          (16%)           81               72            (13%)
                                          -----------     -----------                 -----------      -----------
   Total                                          902             685          (32%)        3,767            2,544            (48%)
                                          -----------     -----------                 -----------      -----------
Operating Income (Loss)                   $        (5)    $        (4)         (25%)  $       146      $       114             28%
                                          ===========     ===========                 ===========      ===========

NATURAL GAS DISTRIBUTION OPERATING
DATA:
THROUGHPUT DATA IN BCF
Residential and Commercial                         32              35           (9%)          224              216              4%
Industrial                                         12               9           33%            36               33              9%
Transportation                                     10              14          (29%)           36               42            (14%)
Non-rate regulated commercial and
 industrial                                       120             130           (8%)          365              346              5%
                                          -----------     -----------                 -----------      -----------
   Total Throughput                               174             188           (7%)          661              637              4%
                                          ===========     ===========                 ===========      ===========

WEATHER (AVERAGE FOR SERVICE AREA)
Percentage of normal:
  Heating degree days                             101%             68%          33%           104%              99%             5%

AVERAGE NUMBER OF CUSTOMERS:
  Residential                               2,732,165       2,695,432            1%     2,749,571        2,713,793              1%
  Commercial and Industrial                   247,770         244,631            1%       250,170          249,013             --
                                          -----------     -----------                 -----------      -----------
   Total                                    2,979,935       2,940,063            1%     2,999,741        2,962,806              1%
                                          ===========     ===========                 ===========      ===========


                                                                    PIPELINES AND GATHERING
                                    --------------------------------------------------------------------------------------------
                                    Quarter Ended September 30,                    Nine Months Ended September 30,
                                    ---------------------------      % Diff        -------------------------------     % Diff
                                        2003          2002         Fav/(Unfav)          2003           2002          Fav/(Unfav)
                                    ------------   ------------    ------------     ------------    -------------    ------------
RESULTS OF OPERATIONS:
Operating Revenues                  $         89   $         88               1%    $        320    $         282              13%
                                    ------------   ------------                     ------------    -------------
Operating Expenses:
  Natural gas                                  5              3             (67%)             62               20            (210%)
  Operation and maintenance                   31             27             (15%)             90               99               9%
  Depreciation and amortization               10             11               9%              31               31              --
  Taxes other than income                      4              4              --               13               13              --
                                    ------------   ------------                     ------------    -------------
   Total                                      50             45             (11%)            196              163             (20%)
                                    ------------   ------------                     ------------    -------------
Operating Income                    $         39   $         43              (9%)   $        124    $         119               4%
                                    ============   ============                     ============    =============


PIPELINES AND GATHERING OPERATING
DATA:
THROUGHPUT DATA IN BCF
Natural Gas Sales                              1              1              --                9               12             (25%)
Transportation                               159            192             (17%)            630              633              --
Gathering                                     73             72               1%             219              213               3%
Elimination                                   --             (1)            100%              (4)              (2)           (100%)
                                    ------------   ------------                     ------------    -------------
   Total Throughput                          233            264             (12%)            854              856              --
                                    ============   ============                     ============    =============




    Reference is made to the Notes to the Consolidated Financial Statements contained in the Current Report on Form 8-K of
                  CenterPoint Energy, Inc. dated May 12, 2003.

                   CenterPoint Energy, Inc. and Subsidiaries
                        Results of Operations by Segment
                             (Millions of Dollars)
                                  (Unaudited)


                                                                     OTHER OPERATIONS
                          -------------------------------------------------------------------------------------------------
                          Quarter Ended September 30,                    Nine Months Ended September 30,
                          ---------------------------       % Diff       -------------------------------          % Diff
                              2003           2002         Fav/(Unfav)        2003              2002             Fav/(Unfav)
                          ------------   ------------    ------------    ------------       ------------       ------------
RESULTS OF OPERATIONS:
Operating Revenues        $          8   $          7              14%   $         26       $         21              24%
Operating Expenses                   1             21              95%             21                 34              38%
                          ------------   ------------                    ------------       ------------
Operating Income (Loss)   $          7   $        (14)            150%   $          5       $        (13)            138%
                          ============   ============                    ============       ============

    Reference is made to the Notes to the Consolidated Financial Statements contained in the Current Report on Form 8-K of
                  CenterPoint Energy, Inc. dated May 12, 2003.